SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 30, 2007
Date of Report (Date of Earliest Event Reported)

SEQUOIA MORTGAGE TRUST 2007-4
(Issuing Entity of the Mortgage Pass-Through Certificates, Series 2007-4)

RWT HOLDINGS, INC.
(Sponsor and Seller)

RWT HOLDINGS, INC.
(Exact Name of Sponsor/Seller as Specified in Its Charter)

SEQUOIA RESIDENTIAL FUNDING, INC.
(as Depositor with respect to the issuance of Sequoia Mortgage Trust 2007-4, Mortgage Pass-Through Certificates)

SEQUOIA RESIDENTIAL FUNDING, INC.
(Exact Name of Registrant/Depositor as Specified in Its Charter)

Delaware	333-132123-06	35-2170972
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place, Suite 330
Mill Valley, CA 94941
(Address of Principal Executive Offices)

(415) 389-7373
(Registrant’s Telephone Number,
Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01  Entry Into a Material Definitive Agreement

On August 1, 2007, Sequoia Residential Funding, Inc. (the “Depositor”), HSBC Bank USA, National Association (the “Trustee”), and Wells Fargo Bank, N. A. (the “Master Servicer” and “Securities Administrator”) entered into a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), pursuant to which the Sequoia Mortgage Trust 2007-4 Mortgage Pass-Through Certificates (the “Certificates”) in the approximate aggregate principal amount of $161,812,100 were issued. Certain Certificates were sold by the Depositor to Banc of America Securities LLC, as underwriter, pursuant to the Underwriting Agreement dated August 28, 2007 (the “Underwriting Agreement”). In connection with the offering of Mortgage Pass-Through Certificates, RWT Holdings, Inc. (“RWT”) and the Depositor entered into a Mortgage Loan Purchase and Sale Agreement dated August 1, 2007 (the “Mortgage Loan Purchase and Sale Agreement”), pursuant to which RWT conveyed to the Depositor as of the closing on August 30, 2007, all of its interest in the Mortgage Loans. Wells Fargo Bank, N.A. will maintain custody of the mortgage files relating to the Mortgage Loans, on behalf of the Issuing Entity. The Mortgage Loans are being serviced pursuant to existing servicing agreements between either Redwood Trust, Inc. (“Redwood”) or RWT and each of Morgan Stanley Credit Corporation, GMAC Mortgage LLC, Wells Fargo Bank, N.A., PHH Mortgage Corporation, Bank of America, N.A., and GreenPoint Mortgage Funding, Inc., respectively, as servicer. The Pooling and Servicing Agreement, with accompanying Exhibits, is annexed hereto as Exhibit 10.1. The Underwriting Agreement is attached hereto as Exhibit 10.2. The Mortgage Loan Purchase and Sale Agreement is attached hereto as Exhibit 10.3. The Custody Agreement with Wells Fargo Bank, N.A. as Custodian is attached hereto as Exhibit 10.4. The servicing agreement between RWT and Morgan Stanley Credit Corporation is annexed hereto as Exhibit 10.5. The servicing agreement between RWT and GMAC Mortgage LLC is annexed hereto as Exhibit 10.6. The servicing agreement between Redwood and Wells Fargo Bank, N.A. is annexed hereto as Exhibit 10.7. The servicing agreement between RWT and PHH Mortgage Corporation is annexed hereto as Exhibit 10.8. The servicing agreement between RWT and Bank of America, N.A. is annexed hereto as Exhibit 10.9. The servicing agreement between RWT and GreenPoint Mortgage Funding, Inc. is annexed hereto as Exhibit 10.10. The Opinion as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2007-4 Mortgage Pass-Through Certificates is attached hereto as Exhibit 99.1. The Opinion as to various legal matters in connection with the issuance of the Sequoia Mortgage Trust 2007-4 Mortgage Pass-Through Certificates is attached hereto as Exhibit 99.2. Capitalized terms not otherwise defined herein have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 9.01(d).	Financial Statements and Exhibits

10.1
Pooling and Servicing Agreement dated as of August 1, 2007, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.

10.2	Underwriting Agreement dated August 28, 2007, among Sequoia Residential Funding, Inc., Redwood Trust, Inc., RWT Holdings, Inc. and Banc of America Securities LLC.

10.3	Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2007, between RWT Holdings, Inc. and Sequoia Residential Funding, Inc.

10.4	Custody Agreement dated as of August 1, 2007, among Wells Fargo Bank, N.A., as Custodian, HSBC Bank USA, National Association, as Trustee, Sequoia Residential Funding, Inc. and RWT Holdings, Inc.

10.5
Master Servicing Agreement between RWT and Morgan Stanley Credit Corporation, with Redwood Trust as Guarantor, dated November 1, 2006, as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and Morgan Stanley.

10.6
Loan Servicing Agreement, dated as of February 1, 2004, between RWT and GMAC Mortgage, LLC, as amended by the Regulation AB Compliance Addendum dated as of January 1, 2006, as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and GMAC Mortgage LLC.

10.7
Seller’s Warranties and Servicing Agreement, dated as of June 1, 2007, by and between Redwood Trust, Inc. and Wells Fargo Bank, N.A. (“Wells Fargo”), as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and Wells Fargo.

10.8
Mortgage Loan Flow Purchase, Sale & Servicing Agreement among RWT, PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) ("PHH") and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as Sellers, and PHH, as Servicer, dated January 1, 2006, and the Additional Collateral Servicing Agreement between RWT and PHH, dated August 1, 2002, each as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and PHH.

10.9
Flow Mortgage Loan Sale and Servicing Agreement, dated July 1, 2006, by and between Bank of America, National Association, and RWT, as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and Bank of America, N.A.

10.10
Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of January 1, 2006 between RWT and GreenPoint Mortgage Funding, Inc, as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and GreenPoint Mortgage Funding, Inc.

99.1	Opinion of Chapman and Cutler LLP, dated August 30, 2007, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2007-4 Mortgage Pass-Through Certificates.

99.2	Opinion of Tobin & Tobin, dated August 30, 2007, as to various legal matters in connection with the issuance of the Sequoia Mortgage Trust 2007-4 Mortgage Pass-Through Certificates.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 13, 2007

SEQUOIA RESIDENTIAL FUNDING, INC.

By:/s/ Martin S. Hughes
Martin S. Hughes
Vice President, Chief Financial Officer and
Secretary

EXHIBIT INDEX

Exhibit Number

10.1
Pooling and Servicing Agreement dated as of August 1, 2007, by and among Sequoia Residential Funding, Inc., as Depositor, HSBC Bank USA, National Association, as Trustee, and Wells Fargo Bank, N. A., as Master Servicer and Securities Administrator.

10.2	Underwriting Agreement dated August 28, 2007, among Sequoia Residential Funding, Inc., Redwood Trust, Inc., RWT Holdings, Inc. and Banc of America Securities LLC.

10.3	Mortgage Loan Purchase and Sale Agreement dated as of August 1, 2007, between RWT Holdings, Inc. and Sequoia Residential Funding, Inc.

10.4	Custody Agreement dated as of August 1, 2007, among Wells Fargo Bank, N.A., as Custodian, HSBC Bank USA, National Association, as Trustee, Sequoia Residential Funding, Inc. and RWT Holdings, Inc.

10.5
Master Servicing Agreement between RWT and Morgan Stanley Credit Corporation, with Redwood Trust as Guarantor, dated November 1, 2006, as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and Morgan Stanley.

10.6
Loan Servicing Agreement, dated as of February 1, 2004, between RWT and GMAC Mortgage, LLC, as amended by the Regulation AB Compliance Addendum dated as of January 1, 2006, as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and GMAC Mortgage LLC.

10.7
Seller’s Warranties and Servicing Agreement, dated as of June 1, 2007, by and between Redwood Trust, Inc. and Wells Fargo Bank, N.A. (“Wells Fargo”), as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and Wells Fargo.

10.8
Mortgage Loan Flow Purchase, Sale & Servicing Agreement among RWT, PHH Mortgage Corporation (formerly known as Cendant Mortgage Corporation) ("PHH") and Bishop’s Gate Residential Mortgage Trust (formerly known as Cendant Residential Mortgage Trust), as Sellers, and PHH, as Servicer, dated January 1, 2006, and the Additional Collateral Servicing Agreement between RWT and PHH, dated August 1, 2002, each as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and PHH.

10.9
Flow Mortgage Loan Sale and Servicing Agreement, dated July 1, 2006, by and between Bank of America, National Association, and RWT, as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and Bank of America, N.A.

10.10
Mortgage Loan Flow Purchase, Sale and Servicing Agreement dated as of January 1, 2006 between RWT and GreenPoint Mortgage Funding, Inc, as modified by the Assignment, Assumption and Recognition Agreement dated August 30, 2007 by and among Sequoia Residential Funding, Inc., HSBC Bank USA, National Association, and GreenPoint Mortgage Funding, Inc.

99.1	Opinion of Chapman and Cutler LLP, dated August 30, 2007, as to federal income tax matters in connection with the issuance of the Sequoia Mortgage Trust 2007-4 Mortgage Pass-Through Certificates.

99.2	Opinion of Tobin & Tobin, dated August 30, 2007, as to various legal matters in connection with the issuance of the Sequoia Mortgage Trust 2007-4 Mortgage Pass-Through Certificates.